Exhibit 32.2






                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Poseidis, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. McGovern, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 2, 2006

                                               /s/ John J. McGovern
                                               ---------------------------------
                                               John J. McGovern
                                               Executive Vice President and
                                               Chief Financial Officer